Exhibit 99.2

Turning Point Brands (NYSE: TPB)

TURNING POINT™ BRANDS

INVESTOR PRESENTATION

Q3 2020

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 FORWARD LOOKING STATEMENTSThis presentation contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements may generally be identified by the use of words such as "anticipate," "believe," "expect," "intend," "plan" and "will" or, in each case, their negative, or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. As a result, actual events may differ materially from those expressed in or suggested by the forward-looking statements. Factors that could cause these differences include, but are not limited to, the factors set forth in “Risk Factors” included in TPB’s annual report on Form 10-K and other reports filed with the Securities and Exchange Commission from time to time. Any forward-looking statement made by TPB in this presentation speaks only as of the date hereof. New risks and uncertainties come up from time to time, and it is impossible for TPB to predict these events or how they may affect it. TPB has no obligation, and does not intend, to update any forward-looking statements after the date hereof, except as required by federal securities laws.This presentation includes industry and market data derived from internal analyses based upon publicly available data or proprietary research and analysis, surveys or studies conducted by third parties and industry and general publications, including those by the Management Science Associates, Inc. (“MSAi”) and Nielsen Holdings, N.V. (“Nielsen”). Third-party industry and general publications, research, surveys and studies generally state that the information contained therein has been obtained from sources believed to be reliable. Although there can be no assurance as to the accuracy or completeness of the included information, we believe that this information is reliable. While we believe our internal analyses are reliable, they have not been verified by any independent sources. Any such data and analysis involve risks and uncertainties and are subject to change based on various factors, including those set forth in “Risk Factors” included in TPB’s annual report on Form 10-K and other reports filed with the Securities and Exchange Commission from time to time.NON-GAAP RECONCILIATIONThis presentation includes certain non-U.S. generally accepted accounting principles (“GAAP") financial measures, including EBITDA, Adjusted EBITDA and Net Debt. Such non-GAAP financial measures are not in accordance with, or an alternative to, financial measures prepared in accordance with GAAP. Please refer to the Appendix of this presentation for a reconciliation of EBITDA and Adjusted EBITDA to net income and Net Debt to Debt. To supplement our financial information presented in accordance with generally accepted accounting principles in the United States, or U.S. GAAP, we use non-U.S. GAAP financial measures, including EBITDA, Adjusted EBITDA and Net Debt. We believe EBITDA and Adjusted EBITDA provide useful information to management and investors regarding certain financial and business trends relating to financial condition and results of operations. Adjusted EBITDA and Net Debt are used by management to compare performance to that of prior periods for trend analyses and planning purposes and is presented to our board of directors. We believe that EBITDA and Adjusted EBITDA are appropriate measures of operating performance because they eliminate the impact of expenses that do not relate to business performance.Non-U.S. GAAP measures should not be considered a substitute for, or superior to, financial measures calculated in accordance with U.S. GAAP. EBITDA and Adjusted EBITDA exclude significant expenses that are required by U.S. GAAP to be recorded in our financial statements and is subject to inherent limitations. In addition, other companies in our industry may calculate these non-U.S. GAAP measure differently than we do or may not calculate it at all, limiting its usefulness as a comparative measure.2  Disclaimer

TPB: Investment Highlights

Turning Point Brands (NYSE: TPB)

TPB Investment Highlights

Resilient Core Business with Leading Brands	Stoker's: • MST product gaining share with long runway for distribution gains • Leading value brand in tobacco chew Zig-Zag: • #1 premium rolling paper brand with unparalleled brand recognition • Accelerating growth through new product and channel initiatives
NewGen Value Creation Potential	• Online distribution businesses gives access to new customers • PMTA process will consolidate vape market with TPB well positioned to gain share • Nu-X Ventures product development engine: high-margin, proprietary products such as CBD, nutraceuticals, nicotine chew and modern oral pouches
Powerful Distribution Infrastructure	• Widespread presence and long-standing relationships in core convenience store channel • Increasing brand presence through non-traditional channels • Re-vamped brand e-commerce platforms (ZigZag.com, Nu-X.com, SolaceVapor.com) • Leveraging distribution infrastructure for new product introductions and acquired brands
Stable Free Cash Flow Generation for Capital Deployment	• Asset-light business model leads to high free cash flow conversion for capital deployment • Acquisition of Durfort assets and investments in Wild Hempettes and dosist in 2020 • Robust pipeline of acquisition opportunities

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TURNING POINT BRANDS

We are a consumer products company that markets products with active ingredients through iconic and emerging brands

BROAD PORTFOLIO OF ACTIVE INGREDIENT ALTERNATIVES AND BRANDS

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TURNING POINT BRANDS

Distribution Infrastructure

Turning Point Brands (NYSE: TPB)

Powerful Distribution Infrastructure

North American retail presence that reaches over ~210,000 outlets + B2C online sites

National Distribution	Regional Sales Teams	Product Sales Teams	B2C Distribution	B2B Distribution
TURNING POINT BRANDS		nu-x ventures	DIRECT VAPOR HUGE SELECTION • LOW PRICES; vaporfi	VAPOR BEAST
National sales team selling to over 85,000 national chain stores	Regional sales team selling to over 95,000 independent convenience stores	Dedicated product sales teams and brand specific B2C/B2B platforms	Online B2C distribution platforms selling to ~1.5 million unique customers	Online B2B platform reaching ~4,000 alternative stores
		zigzag.com nu-x.com nu-xnutra.com solacevapor.com solacechew.com	directvapor.com vaporfi.com	vaporbeast.com

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TURNING POINT BRANDS

Smokeless: Stoker's Brand Equity
Turning Point Brands (NYSE: TPB)

Stoker's

Smokeless: Iconic Brand with Sustained Growth

About Stoker's

Building brand equity for over 80 years. Stoker's is the #1 loose-leaf chew brand[1] and a leading MST value brand

60%

Stoker's created the MST Tubs category and is the category leader with ~60%[1] share

MST TUBS

Introduced a larger tub format Moist Snuff Tobacco (MST) product driving category over the last 10+ years


LONG CUT WINTERGREEN
Stoker's
NATURAL

MST Cans

Accelerating strength from distribution gains and same-store sales growth. Significant chain launches in 2019 and 2020


Stoker's
WARNING: Smokeless tobacco is addictive.
Stoker's
LONG CUT MINT
StokersSnuff.com

Chew

#1 discount and overall loose-leaf chew brand in the US[1]. TPB's brands collectively hold ~32%[1] of the loose-leaf chew market


ORIGINAL

1. Per MSAi at the end of 3Q20.

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TURNING POINT BRANDS

       Smokeless: Continued MST Distribution Gains    Smokeless: Stoker’s MST Distribution Growth  Turning Point Brands (NYSE: TPB)                                    41.4 43.0  48.1  52.2  57.0 57.7 58.0  61.4 61.6 61.3 62.3 63.2 63.1  66.1  70.467.6 68.3  72.8  74.9 76.8        4Q15 2Q16 4Q16 2Q17 4Q17 2Q18 4Q18 2Q19 4Q19 2Q20Store count excludes ~14k lower sales velocity Dollar General stores added in 2Q18.  Long Runway for GrowthCurrently in stores representing  ~59%1 of volume weighteddistribution  Additional ~30-50k stores targeted for national distribution    1. Per MSAi at the end of 3Q20.  6  |  N Y S E : T P B  |  5 2 0 1 I N T E R C H A N G E W A Y , L O U I S V I L L E K Y  |  T U R N I N G P O I N T B R A N D S . C O M  |

Zig-Zag: Brand Equity
Turning Point Brands (NYSE: TPB)

Smoking: Iconic Brand with Leading Market Share

About Zig-Zag
Embedded into pop culture with a storied history that dates over 140 years

Papers
#1 premium rolling paper brand sold in the U.S. [1] and Canada

Wraps
Market leader in MYO cigar wraps with a majority share of the market [1]

New Product Launches
Continued roll-out of paper cones, unbleached and hemp rolling papers along with new product introductions

35%

Zig Zag owns >35%[1] of the rolling paper market in the United States




ZIG-ZAG
SLOW
BURNING


ZIG-ZAG
6
ZIG-ZAG
6

1. Per MSAi at the end of 3Q20.

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Zig-Zag: Growth Initiatives

Turning Point Brands (NYSE: TPB)

Smoking: Expanding Portfolio and Sales Channels

Classic Zig-Zag Products


N°225
ZIG-ZAG
SLOW BURNING
ZIG-ZAG
BRAUNSTEIN FRERES
FRANCE
CIGARETTE PAPERS

Iconic Products with Unparalleled Recognition

"Zig-Zag Orange" and "Zig-Zag White" are long-standing industry staples

Growth Initiatives


ZIG-ZAG
6





New products and accessories


ZIG-ZAG WORLD

Re-vamped e-commerce platform




CONES

Enhanced brand presence in headshops and dispensaries; ReCreation Marketing partnership in Canada

TURNING POINT BRANDS

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Acquisition of Durfort Holdings Assets
Turning Point Brands (NYSE: TPB)

Acquisition of assets of Durfort Holdings

Acquisition of assets from Durfort Holdings S.R.L. ("Durfort") in Q2 2020

- Acquired a co-ownership interest in our long-term partner Durfort's intellectual property related to TPB's MYO cigar wraps and cones
- $46 million purchase price ($36 million in cash and $10 million seller note)
- $5 million net sales and $7 million EBITDA contribution on an annualized basis (mostly in COGS savings)

Increases Exposure to Attractive Zig-Zag MYO Cigar Wraps Product and Secures Long-Term Control

- Benefitting from increased demand related to cannabis legalization and decriminalization in certain jurisdictions
- Acquisition allowed TPB to realize higher gross margins by capturing more of the profitability by eliminating royalty-related payments for a growth product it already controls

More Direct Manufacturing Relationship

- More direct relationship with third-party manufacturer allowing business to scale and align production with market demand

Master Distribution Agreement for Blunt Wrap USA

- Adds complementary product to TPB's MYO cigar wrap offerings
- Presents cross-selling synergy opportunities with product primarily sold in non-traditional channels where TPB products are currently under-represented
- Distribution of Blunt Wraps began in October 2020


SWEET
CIGARILLO-SIZE

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NewGen Segment

Turning Point Brands (NYSE: TPB)

NewGen: Proprietary Products Growth

Executing on a multi-year journey to increase proprietary products sales in the NewGen segment

Proprietary product gross margins (50%+) exceed third-party product gross margins (20% - 40%)

2016
Acquired VaporBeast, leading third-party B2B distributor of open systems vaping products

2017
Acquired VaporShark, one of the first proprietary vaping brands

2018
Acquired IVG, expanding B2C distribution including proprietary VaporFi brand and the Direct Vapor platform

2019
Acquired Solace, a leading proprietary open systems vaping brand; and launched Nu-X, a development engine for non-vape proprietary actives products

2020
Submitted applications covering 250 products through the FDA PMTA process that will consolidate the market; Invested in Wild Hempettes to become its exclusive distributor

2021-2023
Continue expanding proprietary growth through new introductions on Nu-X and significant SKU consolidation in the vaping market

Proprietary Products as % of Net Sales[1]

2016	2017	2018	2019	2020	2021-2023
1%	~5%	~10%	~17%	YTD Q3: ~20%	Target 50%+

1. Excludes V2 and RipTide.

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TURNING POINT BRANDS

Nu-X: New Product Portfolio
Turning Point Brands (NYSE: TPB)

Nu-X New Product Portfolio

Robust Pipeline of New Product Introductions

Nu-X Nutra

Caffeine B12 - Café Disposable
Caffeine B12 - Energy Disposable
Caffeine B12 - Tablets

Cannabinoids

Pet CBD Tincture
CBG Tinctures
CBN Tinctures
CBD Tinctures 16.5ml
CBD Pre-Rolls
CBG Flower
CBD Awake Shot
CBD Relax Shot
CBD Hemperettes
CBD Lip Balm
CBD Muscle/Joint Topical
CBD Youth Serum
CBD Gummies

Nicotine Chew

Solace Chew - Mint 4mg
Solace Chew - Cinnamon 4mg
Solace Chew - Fruit 4mg

Modern Oral Pouches

Fré 9mg and 12mg - Mocha
Fré 9mg and 12 mg - Mint
Fré 9mg and 12mg - Lush

RipTide

G2 Battery
Nicotine Salt Menthol Pod
Nicotine Salt Tobacco Pod
CBD TFN Pod

Solace

35 unique flavors in
5 nicotine strength
variants filed PMTAs


RELAX
SOLACE
RIPTIDE
RIPSTICK
SOLACE
FRÉ
CBD
HEMPERETTES
BOOST
CAFFEINE +B12
CBG
FLOWER
WILD TOBACCO

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TPB: Navigating Regulated Environments

Turning Point Brands (NYSE: TPB)

Management of Regulatory Environments

Extensive experience managing regulatory regime changes

REGULATORY STRATEGY

- TPB does not sell cigarettes, the primary target of the FDA
- Concentrated effort to shape premarket pathway for future innovation
- Experienced team of QA, R&D, legal and scientific professionals
- Building consensus among like-minded small and mid-sized businesses to drive policy
- Increased regulation rationalizes market in favor of those who can navigate shifting regulation
- Invested ~$17 million to support an extensive portfolio of products through the PMTA process

TPB has unique capabilities to get proprietary brands through regulatory regime changes

- FDA's PMTA process is a transformational regulatory process that likely consolidates the vape market
- Submitted applications for 250 products ahead of the PMTA deadline on September 9, 2020
- NewGen is well-positioned for growth in a post-PMTA environment with its extensive product portfolio

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Strategic Investments
Turning Point Brands (NYSE: TPB)

Strategic Investments dosist and Wild Hempettes

dosist – announced $15 million strategic investment on October 27, 2020

- Leading globally recognized cannabis brand with powerful marketing organization
- Products currently available in CA, CO, NV and Canada with plans for further expansion
- Expanding offerings from disposable pens to rechargeable pens and other form factors
- Exclusive co-development and distribution agreement of a new national CBD brand, created in partnership with dosist's thc-free business unit targeting the c-store channel
- Option to invest another $15 million at pre-determined terms within the next 12 months
- *US legal cannabis market projected to grow from $16 billion in 2020E to $34 billion by 2025*[1]

dosist™



Wild Hempettes – announced acquisition of 20% stake on October 5, 2020

- Leading manufacturer of hemp cigarettes under the WildHemp™ and Hempettes™ brands
- Exclusive distribution agreement under a profit-sharing agreement where TPB will extend the product's reach through its sales infrastructure
- Options to increase stake to a 100% ownership position based on certain milestones
- *Smokable hemp CBD market expected to grow from $70-80 million in 2020E to $300-400 million by 2025*[2]

WILD HEMP®


WILDHEMP
WILDHEMP

Focus on value-accretive investments that extend TPB's reach into *large and growing addressable markets*

1. Source: Arcview Research/BDSA August 2020
2. Source: Nielsen Research September 2020

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TURNING POINT™ BRANDS

Segment Breakdown
Turning Point Brands (NYSE: TPB)

Total Sales and Segment Breakdown

Internal initiatives leading to accelerated organic growth in our core segments

	2016	2017	2018	2019	9mo 19	9mo 20	YoY
Smokeless (Stoker's)							
Looseleaf	$47	$49	$48	$46	$34	$36	6%
MST	31	35	42	54	41	51	25%
Total Smokeless	**$78**	**$85**	**$90**	**$100**	**$75**	**$87**	**16%**
Smoking (Zig-Zag)							
Wraps	$46	$47	$49	$52	$40	$43	6%
US Papers[1]	36	38	38	38	28	38	38%
Canadian Papers	11	12	14	11	7	7	-8%
Core Smoking	*$93*	*$96*	*$102*	*$102*	*$75*	*$88*	*17%*
Other (Non-Core)[2]	18	14	10	7	6	4	-22%
Total Smoking	**$111**	**$110**	**$112**	**$109**	**$81**	**$92**	**14%**
Total NewGen	**$17**	**$91**	**$131**	**$153**	**$126**	**$120**	**-4%**
Total Net Sales	**$206**	**$286**	**$333**	**$362**	**$282**	**$300**	**6%**

Smokeless (Stoker's) Drivers

- *Looseleaf:* Targeted sales initiatives in 2020
- *MST:* Same-store sales growth and long runway for distribution ramp

Smoking (Zig-Zag) Drivers

- Industry levered to cannabis consumption
- Alternative channel penetration (headshops and dispensaries) and e-commerce ramp
- *Wraps:* Blunt Wraps distribution and new product introductions in 2021
- *US Papers:* New product ramp-up (eg cones)
- *Canada:* Alternative channel growth (Rec Marketing) and recent price increase (Q4 20)
- *Non-Core:* Declines less of a headwind

NewGen Drivers

- PMTA causing short-term disruption but creating tremendous long-term opportunity
- Nu-X new product introductions driving proprietary products mix higher

Note: $ in millions.
1. Includes Zig-Zag e-commerce sales
2. Includes de-emphasized low-margin products including MYO / pipe products (discontinued in 1Q20) and Cigars.

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TURNING POINT BRANDS

           $52.4  $60.0  $64.6  $67.3  2016  2017  2018  2019  2020E        $87-90*      TPB: Financial Summary  Turning Point Brands (NYSE: TPB)    Note: $ in millions. Reference GAAP reconciliation in Appendix.  2016 – 2020E Adjusted EBITDA CAGR: ~14%*      TPB Earnings PerformanceRobust Adjusted EBITDA growth with significant acceleration expected for 2020  *2020E estimate based on guidance provided on October 27, 2020; CAGR based on mid-point of guidance  16  |  N Y S E : T P B  |  5 2 0 1 I N T E R C H A N G E W A Y , L O U I S V I L L E K Y  |  T U R N I N G P O I N T B R A N D S . C O M  |

Asset-Light Business Model
Turning Point Brands (NYSE: TPB)

Building a Capital Efficient Business Model

Asset-light business model that generates significant free cash flow

Initiatives:

- ✓ Outsourced manufacturing of most products except Stoker's MST supports our asset-light model
- ✓ Capital efficiency enables investment in sales force expansion (a proven revenue driver), working capital and infrastructure to support new product launches
- ✓ Re-deploy cash flow from recession-resistant, traditional tobacco business for accretive acquisitions and strategic investments

ADJUSTED EBITDA VS. CAPITAL EXPENDITURES


Adjusted EBITDA[1]
Capital Expenditures
$52.4
$3.2
2016
$60.0
$2.0
2017
$64.6
$2.3
2018
$67.3
$4.8
2019

Results:

Significant cash flow available to reinvest in the business

Note: $ in millions.
1. Reference GAAP reconciliation in Appendix.

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TURNING POINT BRANDS

Recent Business Highlights

Turning Point Brands (NYSE: TPB)

Recent Business Highlights

Strong recent performance is a result of tactical repositioning of the business over the last 12 months and executing on this plan

Q3 2020 Highlights	• Net Sales of $104 million versus late-July guidance of $90 to $95 million with core segments outperforming
	• Announced investments in Wild Hempettes and dosist
	• 2020 Guidance increased again
	  • 2020 Net Sales $395 to $401 million (vs previous guidance of $353 to $370 million)
	  • 2020 Adjusted EBITDA of $87 million to $90 million (vs previous guidance of $78 to $83 million)
	  • Q4 Net Sales of $95 to $101 million

Why We Are Winning	• Internal growth initiatives are driving a majority of the growth with core businesses outpacing market growth • Consumer down-trading benefitting Stoker's; increased cannabis consumption benefitting rolling paper market • Operating leverage: Streamlining the business (announced 11/2019) has led to $10 million in SG&A cost savings • Value-accretive capital deployment: Durfort assets, Wild Hempettes, dosist and opportunistic share repurchases • ~$100 million in liquidity leaves us well capitalized to take advantage of market opportunities

Management is focused on executing on its plan for growth during and after COVID-19 related impacts

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TURNING POINT™ BRANDS

2020 Objectives

Turning Point Brands (NYSE: TPB)

2020 in Focus: Strategies and Objectives

Maximize the Core Business

- Drive Stoker's MST growth through increased distribution and same-store-sales growth
- Expand Zig-Zag's reach with new product introductions, channel specific strategies and e-commerce initiatives

Position NewGen for Profitable Growth

- Streamline vaping, maintain profitability while investing in new products via the PMTA process
- Introduce products from Nu-X Ventures into companywide distribution infrastructure

Drive Cost Efficiency

- Increased operating leverage through solid cost controls and spending efficiencies to deliver higher ROIC

Introduce Proprietary Products

- Identify and develop emerging product forms that consumers are increasingly gravitating towards (eg modern oral)

Engage in Strategic Acquisitions

- Efficiently deploy capital on accretive acquisitions to accelerate company growth
- Execute on Blunt Wraps and Wild Hempettes distribution and dosist thc-free brand development

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TURNING POINT™ BRANDS

 Appendix        Turning Point Brands (NYSE: TPB)      | N Y S E : T P B | 5 2 0 1 I N T E R C H A N G E W A Y , L O U I S V I L L E  K Y | T U R N I N G P O I N T B R A N D S . C O M |

GAAP Reconciliation
Turning Point Brands (NYSE: TPB)

GAAP Reconciliation

Reconciliation of GAAP Net Income to Adjusted EBITDA

($ in millions)	2016	2017	2018	2019
Net income attributable to Turning Point Brands, Inc.	$26.9	$20.2	$25.3	$13.8
Add:				
Interest expense, net	$26.6	$16.9	$14.8	$17.3
Loss on extinguishment of debt	2.8	6.1	2.4	1.3
Income tax expense	(12.0)	7.3	6.3	2.0
Depreciation expense	1.2	1.6	2.1	2.6
Amortization expense	0.1	0.7	1.0	1.5
EBITDA	**$45.6**	**$52.8**	**$51.9**	**$38.6**
Components of Adjusted EBITDA				
Other (a)	$1.5	$1.3	$0.4	$0.4
Stock options, restricted stock, and incentives expense (b)	0.2	0.7	1.4	4.6
Transactional expenses and strategic initiatives (c)	1.6	2.1	4.5	1.8
New product launch costs (d)	2.7	2.4	1.8	6.2
FDA PMTA (e)	0.0	0.0	0.0	2.2
Corporate and vapor restructuring (f)	0.0	0.6	4.6	19.2
Vendor settlement (g)	0.0	0.0	0.0	(5.5)
Bonus (h)	0.9	0.1	0.0	0.0
Adjusted EBITDA	**$52.4**	**$60.0**	**$64.6**	**$67.3**

(a) Represents LIFO adjustment, non-cash pension expense (income) and foreign exchange hedging.
(b) Represents non-cash stock options, restricted stock, incentives expense and Solace PRSUs.
(c) Represents the fees incurred for transaction expenses and strategic initiatives.
(d) Represents product launch costs for our new product lines.
(e) Represents costs associated with applications related to FDA PMTA.
(f) Represents costs associated with corporate and vapor restructuring including severance and inventory reserves.
(g) Represents net gain associated with the settlement of a vendor contract.
(h) Represents bonuses associated with the December 2017 Tax Cuts and Jobs Act and non-recurring compensation expenses incurred coinciding with the May 2016 IPO.

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TURNING POINT™ BRANDS

THANK YOU          | N Y S E : T P B | 5 2 0 1 I N T E R C H A N G E W A Y , L O U I S V I L L E K Y | T U R N I N G P O I N T B R A N D S . C O M |  Turning Point Brands (NYSE: TPB)